EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of First Investors Financial Services, Inc., (the “Company”) on Form 10-Q for the period ending July 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bennie H. Duck, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: Sept 11, 2006

By: /s/ Bennie H. Duck
Bennie H. Duck
Chief Financial Officer